Exhibit 99.2

Overview & Roadmap to 2015 Investor Day May 8, 2012

Agenda Welcome & Introduction Steve Somers, VP of IR Rosetta Stone Overview & Roadmap Steve Swad, CEO Product Roadmap Mike Fulkerson, CTO Global Consumer Overview Pragnesh Shah, President Global Consumer Global Institutional Overview Judy Verses, President Global Institutional Customer Success Jay Topper, SVP Customer Success Marketing & Brand Strategy Pamela Mulder, CMO Financial Review Steve Somers, VP IR

 Certain information contained in this presentation and certain comments today constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our cash needs and expectations regarding cash flow from operations; our product development plans; the appeal and efficacy of our products and services; our expectations regarding capturing lifetime value and a broader range of market segments through such offerings; our plans regarding expansion of our marketing initiatives and sales force; our international growth and expansion plans; our plans regarding our kiosks and retail relationships; our product development plans; our plans regarding our Institutional business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to stabilize our business in the U.S. consumer market including realigning our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer space; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the company's filings with the U.S. Securities and Exchange Commission (SEC), including the company’s annual report on Form 10-K for the year period ended December 31, 2012, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on May 8, 2012. Management uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor Reminder

Overview & Roadmap Steve Swad President & Chief Executive Officer

CEO 75-day Plan Listen Customers Internal team Thought leaders Board External advisors Analysts Define & Align Analysis Strategy 2012-2015 Align team Communicate Internally Board Employees Externally to Street Investor Day

Company Profile Founded 1992 Language learning solutions Technology-based 30+ languages Based in Arlington, VA ~1,700 employees1 Global locations Two main segments: Global Consumer Global Institutions 1) Full-time and part-time as of April ’12 Source: Rosetta Stone Worldwide Revenues $MM 20% 3% 4%

Business Overview 1) Includes Consumer and Institutional markets, except for Korea and Japan (market sizes Consumer only) Source: Rosetta Stone; Nielsen study 2007 $80B+ Global Market1 U.S. $6.7B UK & Germany $5.6B Brazil $9.3B Japan $10.3B Korea $9.1B Revenue Mix in 2011 ($MM) Concentrated in top markets: International Consumer Global Institutions U.S. Consumer

Leadership team Steve Swad Chief Executive Officer Mike Fulkerson Chief Technology Officer Pradeep Mannakkara Chief Information Officer Pamela Mulder Chief Marketing Officer Michael Wu General Counsel and Corporate Secretary Greg Keim Chief Innovation Officer Michaela Oliver SVP, Human Resources Pragnesh Shah President, Global Consumer Sales Jay Topper SVP, Customer Success Judy Verses President, Global Institutions Tom Pierno Chief Financial Officer Nino Ninov VP, Consumer Research

Mission Our vision is that anyone, anywhere, anytime can learn to speak another language using Rosetta Stone alone. Every day, our innovations help people improve their lives and make the world a better place.

Vision for 2015 LIVE mobile Community Korea and Japan Growing Global recognition as K-12 partner Engaged Learners Strategic Partnerships Adaptive

Strategic Focus Through 2015 Three priorities: Balance margins and growth investments New products Targeted marketing Disciplined geographic expansion B2B marketing Staged brand extensions Leverage cloud Adaptive Multi-device Integrated Live Community New alliances Expand B2B sales force Social

Leverage Brand Transferable Brand Equity High Awareness 1 ) Shown in chart are percentages of survey respondents indicating interested in other RS products Source: Rosetta Stone and McKinsey surveys Aided brand awareness in select markets and year-over-year change: To new language products And other learning categories1 Kids Intermediate English

Innovate Platform Adaptive Multi-device Rich Data Integrated Live Community Enhanced customer benefits and relevance Better business economics

Expand Distribution Pursuing New Alliances: Illustrative Examples Asia Community Online Mobile Source: images public domain

Leverage Advantages Other Players Rosetta Stone Advantages Segment Specialists Greater scale in R&D Choice and efficient targeting Free Stronger quality and brand awareness New bundles and tiers (better RS entry) Strong Incumbents Improved efficacy More convenience More choice Online Platforms Better efficacy Diversified channels

Next Phase of Growth Total Revenues ($MM) 2011-2015 CAGR ~10% Source: Rosetta Stone 270-285 400+

Operating Margin Growth Note: Adjusted EBITDA is GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization and stock-based compensation expenses. Source: Rosetta Stone Gross Profit G&A Adjusted EBITDA R&D S&M 82% 23% (3%) 9% 60% 82-85% 15-18% 10-13% 9-11% 45-50% 2011 2015 Selected Drivers 0-3 (5-8) 13-16 0-2 (10-15) pt. Lower hard product costs Better coaching monetization More efficient media Further channel optimization Alliances R&D leverage Cost efficiencies Int’l infrastructure scale General scale economies Margins

2012 Financial Outlook 2012 Guidance Note: Adjusted EBITDA is GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization and stock-based compensation expenses. Source: Rosetta Stone Key Points Modest US Consumer growth Driven by DTC & retail channels Reset International Consumer Stabilize and focus on profitable revenue Flattish Institutional revenues Growth in Corporate and International offset by Government Improving S&M and G&A efficiencies Cost reduction and efficiency programs $270 - $285 $5 - $8 Revenues (MM) Adjusted EBITDA ($MM) +3%

Recap

Product Roadmap Mike Fulkerson Chief Technology Officer

Dynamic Immersion®

Core Competencies Pedagogy Widgets Speech Community Live Mobile multi platform Al adaptive learning Version 1 Version 3 Version 4 TOTALe ReFLEX Features and capabilities that are provided online with an active subscription.

Connected Learning Vision

[LOGO]

24 Languages True-beginners through intermediate learners All ages (with restrictions on social features for kids) All areas of language: vocabulary, listening, speaking, reading, etc. Full range of activities from solo activities to practice with peers and guided sessions with native speakers.

[LOGO]

English in Asia Intermediate learners with beginner speaking ability Unlocks the ability to speak automatically and confidently Innovative approach using a 30-minute “workout” Adaptive dialog practice using speech recognition Live practice with American language coaches.

2012 Investments in Core Capabilities Increased segmentation: Bundles Adaptive curriculum: Artificial Intelligence Live flexibility Social platform Additional mobile options

Product Demonstrations

Global Consumer Overview Prag Shah President Global Consumer Sales

Global Consumer Overview 1) Homeschool Source: Rosetta Stone Revenues ($MM) (2%) 15% Kiosk 2% H/S1 17% Retail 66% DTC Growth Y-on-Y +2% 209 204 208 2009 2010 2011

Trends and Dynamics Source: Rosetta Stone (internal study); Gartner; Translated.net (T-index) 2011 U.S. International Competition Proliferation of apps and ‘freemium’ Only ~12% of category is with < $100 / year spenders Fragmented industry Diverse competitors “Inertia” of classrooms Markets U.S. #1 in E-commerce Social commerce $30B by 2015 Japan #3 in E-commerce Korea #9 in E-commerce 650M+ tablets worldwide by 2016 Selected facts:

Positioning Classroom Immersion Affordability and Convenience (Self-study, mobile, perpetual or time-based) Effectiveness Mass Instruction Other Audio / Software Solutions The most convenient + affordable + effective solution to learn a language via combined adaptive, online, and live components

Strong Global Brand U.S. International Very high awareness Stable Positive brand attributes Significant brand awareness Growing Positive brand attributes

Driving Sales & Marketing Efficiencies Increasing Decreasing Print Out-of-home Inefficient TV Other Sales & Marketing expenses PPC and online display Email and CRM Online affiliates Social marketing Mobile and video Targeted print and TV Marketing effectiveness + margin expansion

Key 2012+ Plans: U.S. / North America Offering / Channels Targeting / Platforms Geo. / Segments High volume, high conversion emails Monetizing 1M+ social followers E-commerce infrastructure and tools CRM Subscription bundles/services New partnerships Tightly manage inventories and SKUs Optimize kiosk footprint Invest to grow U.S. Hispanic Expand North America Begin planning for Brazil consumer

Key 2012+ Plans: International Japan Europe Korea Grow U.K. core Germany 100% online incubator Restructure for pan-European online approach Grow core direct web channels Launch and grow ReFLEX Build partnerships for greater & more efficient reach Close unprofitable kiosks Partnerships to further penetrate kids market Home Shopping Network channels Grow ReFLEX

Global Institutions Overview Judy Verses President Global Institutions

Global Institutions Overview Source: Rosetta Stone Revenues ($MM) 20% Gov’t 24% Corp. 56% Edu. 28% Growth Y-on-Y 9% 2009 2010 2011 43 55 60 Three Core Verticals Education: Foundational to Growth Corporate: Good Momentum Government: Tied to Budgets Significant Room to Grow

Trends and Dynamics Selected trends in institutional language learning: Rising Awareness benefits of language learning Pressure on Budgets focus on ROI Technology Adoption online and mobile learning Spectrum of Proficiency need for higher content levels Budget Authority  flexible payment models

1 Improve Strategy, Structure, and Processes Improve strategic planning and KPI tracking Upgrade sales leadership talent and rationalize structure Differentiate and strategically adopt value-based pricing 2 Win Large Deals; Increase Average Order Value (AOV) Drive adoption of TOTALe Pro Align with strategic agendas to win six-figure+ deals Refine implementation model to win and support large deals 3 Improve retention Adopt a tiered client ‘success’ structure Drive adoption and ‘stickiness’ Strike multi-year deals 4 Invest in global marketing Use ‘Pro’ branding to differentiate value proposition Refine segmentation and targeting Develop ‘proof points’ and demonstrate efficacy 2012 Focus for Global Institutions

2012 Priorities by Vertical Vertical United States International Education Develop proof points Educate on funding options Improve implementation models Partner with universities in LAC1 Target high schools and higher education in Middle East Focus on private sector in Asia Corporate Demonstrate business value Drive adoption of TOTALe Pro Offer flexible payment models Pursue large-scale deals in Europe Win in ‘remedial’ market in Korea Expand reach through partners Government Show efficacy  Develop senior relationships Rationalize pricing models Pursue strategic deals with international agencies and governments in EMEA2 Align with strategic agendas in LAC 1) Latin American Countries; 2) EMEA: Europe, Middle East and Africa

Real Opportunity; Positioned for Success 1) High-level, rough estimates of total spend. Europe and LAC estimates include top 5 and 6 countries (by GDP), respectively Source: Rosetta Stone Global Institutions opportunity estimates (in key markets): Annual spend in $B

Customer Success Jay Topper Senior VP, Customer Success

Success Organization Social Media Self-help Webinars  Consumer  Services  Technical Support Customer care Studio Coaches Community safety Account Management Integration Concierge and Training  Online  Experience  Institutional  Services  Digital  Services   Seattle New York Washington DC Chicago Miami Harrisonburg

Increase engagement and satisfaction leading to greater efficacy and financial value. Service Efficiencies Increased Value Positive Engagement Mission

2,000,000+ Order Mgt License Mgt Returns Tech Support Prevents Usage NPS Renewals Advocacy Enables Positive engagement 200,000+

Usage is 3X Retention rate Is 6X Pulse NPS  55 NPS 3548 Retention rate is 5x Socially “loud” LTV  +60% Support  -50% Gamers 2X Renew       Upfront  Increased value Social Attendees Studio  Participants 3-month  Subscribers

Leverage U.S. work from home model Satisfaction Cost Complexity Service Efficiencies

 Katrin, corporate learner  German native, English bi-lingual, French and Mandarin learner; works at a resort hotel in Scotland. “Due to my work, I’m learning French. My employer bought Rosetta Stone for the whole hotel.   We are able to speak with customers in their native language which makes the relations between the guests and us a little bit closer.”  Customer Testimonials

May 8, 2012 Pamela Mulder Chief Marketing Officer STRATEGIC MARKETING VISION

52 Be Relevant

53 What do we look like?

54

55

56

57

58 Building Our Brand with Our Community

59 ESPANOL

60 FRENCH

61 CHINESE

62 Global Brand Relevance What do we stand for? Unique Difference Adaptive + Live + Mobile Key Messaging Expand Your Horizons Emotional Speak Confidently Functional

63 US Market Accessibility Enjoyable Journey Market Segment Media Mix Channel Mix Advertising Message

64 “Song” TV Spot

65 Customer Segment International Manager 59% Male Age 35-34 High Income Highly Educated 60% Married

66 Ability & Confidence ADVERTISEMENTS

67 How Do We Create Value in Marketing Short Term Value Timely, Relevant Communications Messaging Tools Lowering Risk of Engagement Accessible pricing models

68 How Do We Create Value in Marketing Long Term Value Stay Fresh and Relevant Stay Fresh and Relevant Keep product and brand in sync Keep the customer at the center of your marketing Bundles Example Balance

Financial Review Steve Somers VP, Investor Relations

Historical Financial Review 70

Worldwide Revenues 71

Revenue by Geography 72

Consumer Revenue 73

Institutional Revenues 74

Adjusted EBITDA & Free Cash Flow (1) “Adjusted EBITDA” equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, and stock-based compensation expenses. (2) Free cash flow is defined as cash generated by operating activities less cash used for purchases of property and equipment (capex) 75

1Q12 Earnings Review 76

Worldwide Revenues & Bookings (Millions) 1Q11 1Q12 % Change Total Bookings $ 55.6 $ 65.3 17% Total Revenues $ 57.0 $ 69.4 22% 77

Worldwide Revenue by Segment (Millions) 1Q11 1Q12 % Change Consumer $ 42.7 $ 55.3 30% Institutional $ 14.3 $ 14.2 -1% Total $ 57.0 $ 69.4 22% 78

Consumer Revenue (MM) 1Q11 1Q12 % Change US $ 28.1 $ 42.7 52% Int'l $ 14.6 $ 12.6 -14% Total $ 42.7 $ 55.3 30% 79

Consumer Units & Pricing 80

Consumer Revenues by Channel (Millions) 1Q11 1Q12 % Change Direct $ 31.9 $ 36.8 16% Kiosk $ 7.3 $ 6.5 -11% Global Retail $ 2.6 $ 11.0 325% Homeschool $ 0.9 $ 1.0 6% Total $ 42.7 $ 55.3 30% 81

Institutional Revenues (Millions) 1Q11 1Q12 % Change Institutional $ 14.3 $ 14.2 -1% 82

Adjusted EBITDA & Free Cash Flow (1) “Adjusted EBITDA” equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, stock-based compensation expenses (2) “Operating EBITDA” equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, stock-based compensation expenses and change in deferred revenue. (3) Free cash flow is defined as cash generated by operating activities less cash used for purchases of property and equipment (capex) (Millions) 1Q11 1Q12 % Change Adjusted EBITDA(1) $ (10.0) $ 1.3 113% Operating EBITDA(2) $ (11.4) $ (2.8) 75% Free Cash Flow(3) $ (1.7) $ 1.7 198% Adjusted EBITDA & Free Cash Flow 83

Balance Sheet Summary Balance Sheet 12/31/2011 3/31/2012 Cash, cash equivalents & ST investments $116.3 $118.5 Accounts receivable, net $52.0 $34.3 Inventory $6.7 $7.4 Total assets $277.2 $264.2 Deferred revenue $51.9 $47.7 Total debt - - Total liabilities $106.0 $93.1 Equity $171.2 $171.1 Total liabilities and stockholders’ equity $277.2 $264.2 - - 84

Financial Outlook – 2012 2012 Guidance Revenue $270MM to $285MM Adjusted EBITDA(1) $5MM to $8MM Net Loss ($6MM) to ($4MM) Loss per share ($0.33) to ($0.20) Shares outstanding ~21MM Capital Expenditures $10MM to $13MM (1) “Adjusted EBITDA” equals GAAP net income or loss plus interest expense, income tax expense, depreciation, amortization, and stock-based compensation expenses. Modest US Consumer growth - Driven by DTC & retail channels Reset International Consumer Stabilize and focus on profitable revenue Flattish Institutional revenues - Grow in Corporate and International offset by Government Improving S&M and G&A efficiencies Cost reduction and efficiency programs Majority of Adjusted EBITDA expected to be generated in 4Q12 - 85

2012 Investor Calendar ' 12 May 2012 Jun Jul Aug Sep Oct Nov ' 12 3Q12 Earnings 11/7/12 Barrington Conference (Chicago) 9/5/12 2Q12 Earnings 8/8/12 William Blair Conference (Chicago) 6/13/12 2012 Annual Meeting 5/23/12 Baird Conference (Chicago) 5/10/12 Investor Day (NYC) & 1Q12 Earnings 5/8/12 86

Q&A the ABILITY TO LEARN A NEW LANGUAGE. the CONFIDENCE TO ACTUALLY SPEAK IT. 87